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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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☐	Soliciting Material Pursuant to §240.14a-12
Trinity Capital Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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TRINITY CAPITAL CORPORATION

1200 Trinity Drive • Los Alamos, New Mexico 87544 • (505) 662-5171

August 27, 2003

Dear Shareholder:

        On behalf of the Board of Directors and management of Trinity Capital Corporation, we cordially invite you to attend the annual meeting of shareholders of Trinity Capital Corporation to be held at 6:00 p.m. on October 1, 2003, at the Hilltop House Hotel located at 400 Trinity at Central in Los Alamos, New Mexico. The accompanying notice of annual meeting of shareholders and proxy statement discuss the business to be conducted at the meeting. We have also enclosed a copy of our 2002 summary annual report to shareholders. At the meeting we will report on operations and the outlook for the year ahead.

        Your Board of Directors has nominated 11 persons to serve as directors, each of whom are incumbent directors. Additionally, in connection with Trinity having new reporting and other obligations with the Securities and Exchange Commission, your Board of Directors has proposed a number of amendments to our articles of incorporation. Finally, our audit committee has selected, and we recommend that you ratify the selection of, Neff & Ricci LLP to serve as our independent public accountants for the year ending December 31, 2003. We recommend you vote your shares for the director nominees and in favor of the proposals.

        We encourage you to attend the meeting in person. Whether or not you plan to attend, however, please complete, date, sign and return the enclosed proxy card in the enclosed envelope. This will assure that your shares are represented at the meeting.

        We look forward with pleasure to seeing and visiting with you at the meeting.

Very truly yours,
/s/ WILLIAM C. ENLOE
William C. Enloe President and Chief Executive Officer

TRINITY CAPITAL CORPORATION

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD OCTOBER 1, 2003

To the shareholders:

        The annual meeting of the shareholders of Trinity Capital Corporation will be held on October 1, 2003, at 6:00 p.m. at the Hilltop House Hotel located at 400 Trinity at Central in Los Alamos, New Mexico, for the following purposes:

  1.
  to elect 11 members of the Board of Directors;

  2.
  to approve the following amendments to the articles of incorporation, each of which will be voted on separately:

  •
  reducing the number of authorized shares of common stock, no par value per share, to 20,000,000 shares and authorizing 1,000,000 shares of a new class of preferred stock, no par value per share;

  •
  creating a staggered board and defining when a director may be removed for cause;

  •
  requiring advance notification of shareholder action to be taken at duly called meetings;

  •
  regarding the calling of special meetings of the shareholders;

  •
  increasing the vote required to amend the articles of incorporation and to approve certain corporate actions;

  •
  regarding business combinations with significant shareholders;

  •
  regarding indemnification of directors and officers; and

  •
  regarding consideration of non-shareholder interests;

  3.
  to ratify the appointment of Neff & Ricci LLP as our independent public accountants for the year ending December 31, 2003; and

  4.
  to transact such other business as may properly be brought before the meeting and any adjournments or postponements of the meeting.

        Only shareholders of record on our books at the close of business on August 20, 2003, the record date for the annual meeting, will be entitled to vote at the annual meeting. In the event there are an insufficient number of votes for a quorum or to approve or ratify any of the foregoing proposals at the time of the annual meeting, the meeting may be adjourned or postponed in order to permit us to further solicit proxies.

By order of the Board of Directors
/s/ JERRY KINDSFATHER
Jerry Kindsfather Chairman of the Board
Los Alamos, New Mexico August 27, 2003

        PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE AS PROMPTLY AS POSSIBLE, REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE MEETING IN PERSON. WE HOPE THAT YOU WILL BE ABLE TO ATTEND THE MEETING. IF YOU DO, YOU MAY VOTE YOUR STOCK IN PERSON IF YOU WISH. YOU MAY REVOKE THE PROXY CARD AT ANY TIME PRIOR TO ITS EXERCISE.

TRINITY CAPITAL CORPORATION

PROXY STATEMENT
ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON OCTOBER 1, 2003

        Trinity Capital Corporation, a New Mexico corporation with its principal executive offices located in Los Alamos, New Mexico, is the holding company for Los Alamos National Bank. We also own all of the common securities of Title Guaranty & Insurance Company, a New Mexico corporation.

        This proxy statement is being furnished to shareholders in connection with the solicitation by our Board of Directors of proxies to be used at the annual meeting to be held at the Hilltop House Hotel, located at 400 Trinity at Central in Los Alamos, New Mexico on October 1, 2003 at 6:00 p.m., or at any adjournments or postponements of the meeting. Our summary annual report to shareholders, including the consolidated financial statements for the year ended December 31, 2002 accompanies this proxy statement, which is first being mailed to shareholders on or about August 27, 2003.

        The following is information regarding the meeting and the voting process, presented in a question and answer format.

Why am I receiving this proxy statement and proxy card?

        You are receiving a proxy statement and proxy card from us because on August 20, 2003, the record date for the annual meeting, you owned shares of Trinity's common stock. This proxy statement describes the matters that will be presented for consideration by the shareholders at the annual meeting. It also gives you information concerning the matters to assist you in making an informed decision.

        When you sign the enclosed proxy card, you appoint the proxy holder as your representative at the meeting. The proxy holder will vote your shares as you have instructed in the proxy card, thereby ensuring that your shares will be voted whether or not you attend the meeting. Even if you plan to attend the meeting, you should complete, sign and return your proxy card in advance of the meeting just in case your plans change.

        If you have signed and returned the proxy card and an issue comes up for a vote at the meeting that is not identified on the card, the proxy holder will vote your shares, pursuant to your proxy, in accordance with his or her judgment.

What matters will be voted on at the meeting?

        You are being asked to vote on the election of 11 directors of Trinity, certain proposed amendments to our articles of incorporation and the ratification of Neff & Ricci LLP as our independent auditors for the year 2003. These matters are more fully described in this proxy statement.

How do I vote?

        You may vote either by mail or in person at the meeting. To vote by mail, complete and sign the enclosed proxy card and mail it in the enclosed pre-addressed envelope. No postage is required if mailed in the United States. If you mark your proxy card to indicate how you want your shares voted, your shares will be voted as you instruct.

        If you sign and return your proxy card but do not mark the card to provide voting instructions, the shares represented by your proxy card will be voted "for" all 11 nominees named in this proxy statement, "for" the adoption and approval of each of the proposed amendments to the articles of incorporation and "for" the ratification of our auditors.

        If you want to vote in person, please come to the meeting. We will distribute written ballots to anyone who wants to vote at the meeting. Even if you plan to attend the annual meeting, you should complete and return your proxy card in advance of the annual meeting in case your plans change.

What does it mean if I receive more than one proxy card?

        It means that you have multiple holdings reflected in our stock transfer records. Please sign and return ALL proxy cards to ensure that all your shares are voted.

What if I change my mind after I return my proxy card?

        If you hold your shares in your own name, you may revoke your proxy and change your vote at any time before the polls close at the meeting. You may do this by:

  •
  signing another proxy card with a later date and returning that proxy card to us;

  •
  sending notice to us that you are revoking your proxy; or

  •
  voting in person at the meeting.

How many votes do we need to hold the annual meeting?

        A majority of the shares that are outstanding and entitled to vote as of the record date must be present in person or by proxy at the meeting in order to hold the meeting and conduct business.

        Shares are counted as present at the meeting if the shareholder either:

  •
  is present and votes in person at the meeting; or

  •
  has properly submitted a signed proxy card or other form of proxy.

        On August 20, 2003, the record date, there were 6,650,131 shares of common stock issued and outstanding. Therefore, at least 3,325,066 shares need to be present at the annual meeting.

What happens if a nominee is unable to stand for re-election?

        The Board may, by resolution, provide for a lesser number of directors or designate a substitute nominee. In the latter case, shares represented by proxies may be voted for a substitute nominee. Proxies cannot be voted for more than 11 nominees. The Board has no reason to believe any nominee will be unable to stand for re-election.

What options do I have in voting on each of the proposals?

        You may vote "for" or "withhold authority to vote for" each nominee for director. You may vote "for," "against" or "abstain" on any other proposal that may properly be brought before the meeting.

How many votes may I cast?

        Generally, you are entitled to cast one vote for each share of stock you owned on the record date. The proxy card included with this proxy statement indicates the number of shares owned by an account attributable to you.

How many votes are needed for each proposal?

        The 11 individuals receiving the highest number of votes cast "for" their election will be elected as directors of Trinity. A proposed amendment to the articles of incorporation must receive the affirmative vote of a majority of the shares entitled to vote at the annual meeting to be approved. The ratification of our auditors must receive the affirmative vote of a majority of the shares present in person or by proxy at the meeting and entitled to vote. Broker non-votes will not be counted as entitled to vote, but will count for purposes of determining whether or not a quorum is present on the matter.

Where do I find the voting results of the meeting?

        We will announce voting results at the meeting. The voting results will also be disclosed in our Form 10-Q for the quarter ended September 30, 2003.

Who bears the cost of soliciting proxies?

        We will bear the cost of soliciting proxies. In addition to solicitations by mail, our officers, directors or employees may solicit proxies in person or by telephone. These persons will not receive any special or additional compensation for soliciting proxies. We may reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to shareholders.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information with respect to the beneficial ownership of our common stock at July 31, 2003, by each person known by us to be the beneficial owner of more than 5% of our outstanding common stock, by each director or nominee, by each executive officer named in the summary compensation table which can be found later in this proxy statement and by all directors and executive officers of Trinity as a group. Beneficial ownership has been determined for this purpose in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), under which a person is deemed to be the beneficial owner of securities if he or she has or shares voting power or investment power with respect to such securities or has the right to acquire beneficial ownership of securities within 60 days of July 31, 2003. The address for the Los Alamos National Bank ESOP is 1200 Trinity Drive, Los Alamos, New Mexico 87544.

Name of Individual or Number of Individuals in Group	Amount and Nature of Beneficial Ownership		Percent of Class(1)
Los Alamos National Bank ESOP	673,194	(2)	10.12%
George A. Cowan	848,648	(3)	12.76%
William C. Enloe	156,104	(4)	2.35%
Jeffrey F. Howell	2,928		*
Deborah U. Johnson	200	(5)	*
Jerry Kindsfather	238,992	(6)	3.59%
Arthur B. Montoya, Jr.	6,226	(7)	*
Lewis B. Muir	281,102	(8)	4.23%
Stanley D. Primak	3,850	(9)	*
Charles A. Slocumb	1,212	(10)	*
Steve W. Wells	101,134	(11)	1.52%
Robert P. Worcester	7,693	(12)	*
Daniel Bartholomew	8,251	(13)	*
Los Alamos National Bank Trust Services	447,208	(14)	6.73%
All directors and executive officers as a group (12 persons)	1,656,340		24.91%

*Indicates that the individual or entity owns less than one percent of our common stock.

(1)
Based upon 6,650,131 shares of common stock issued and outstanding at July 31, 2003.

(2)
Of the 673,194 shares held by the ESOP, 495,653 are allocated to the individual participants' accounts and 177,541 are unallocated and held by the ESOP.

(3)
These shares are held in the Cowan Revocable Trust, of which Dr. Cowan and his wife are the trustees and share voting and investment power.

(4)
Includes 1,580 shares over which Mr. Enloe shares voting and investment power with his spouse, 42,524 shares held by Mr. Enloe in our employee stock ownership plan and 112,000 shares available to Mr. Enloe through the exercise of options over which shares he has no voting power and sole investment power.

(5)
Ms. Johnson shares voting and investment power in such shares with her spouse.

(6)
Includes 228,584 shares held by J&G Investments, in which Mr. Kindsfather is a partner with shared voting and investment power.

(7)
Mr. Montoya shares voting and investment power in such shares with his spouse.

(8)
Includes 28,720 shares over which Mr. Muir shares voting and investment power with his spouse and 5,008 shares over which his spouse has sole voting and investment power.

(9)
Includes 3,452 shares over which Mr. Primak shares voting and investment power with his spouse, 198 shares held in his individual retirement account and 200 shares held in the individual retirement account of his spouse.

(10)
Mr. Slocumb shares voting and investment power in such shares with his spouse.

(11)
Includes 30,588 shares Mr. Wells owns in our employee stock ownership plan, 12,466 shares held in his individual retirement account and 56,000 shares available to Mr. Wells through the exercise of options, over which shares he has no voting and sole investment power.

(12)
Mr. Worcester shares voting and investment power over such shares with his spouse.

(13)
Mr. Bartholomew owns the shares through our employee stock ownership plan.

(14)
These shares are held in the Patricia A. Sander Revocable Trust, of which Los Alamos National Bank Trust Services is the trustee and has sole voting and investment power.

ELECTION OF DIRECTORS

        We currently have one class of directors who serve for one-year terms or until their successors are elected. Our shareholders will be entitled to elect eleven directors for a term expiring in 2004 at our annual meeting. We have no knowledge that any nominee will refuse or be unable to serve, but if any of the nominees is unavailable for election, the holders of the proxies reserve the right to substitute another person of their choice as a nominee when voting at the meeting.

        Following the election of directors, you will also be asked to vote on certain proposed amendments to the articles of incorporation. If the amendment to classify our Board of Directors is approved, our Board of Directors will be divided into three classes, with each class having a three year staggered term, and each of the director nominees who are elected will serve as a director in the class and for the term shown below. If the amendment is not approved, the director nominees who are elected will continue to serve the same one year terms as directors now serve.

        The following table contains certain information with respect to each person who has been nominated for election as a director, including the year each became a director of Trinity, or Los Alamos National Bank, and his or her position with us. The table also indicates the class and the date the term expires for each director if the proposed amendment to classify our Board of Directors is approved by our shareholders. Each director of Trinity also serves as a director of Los Alamos National Bank. Our Board of Directors recommends that you vote your shares FOR all nominees.

NOMINEES

Name	Director Since	Positions with Trinity and Los Alamos National Bank	Proposed Class/Term
George A. Cowan	1963	Director of Trinity and Los Alamos National Bank	Class III (expires 2006)
William C. Enloe	1978	President, Chief Executive Officer and Director of Trinity and Chairman of the Board and Chief Executive Officer of Los Alamos National Bank	Class I (expires 2004)
Jeffrey F. Howell	2002	Director of Trinity and Los Alamos National Bank	Class III (expires 2006)
Deborah U. Johnson	2001	Director of Trinity and Los Alamos National Bank	Class I (expires 2004)
Jerry Kindsfather	1984	Chairman of the Board and Director of Trinity and Director of Los Alamos National Bank	Class II (expires 2005)
Arthur B. Montoya, Jr.	2001	Director of Trinity and Los Alamos National Bank	Class III (expires 2006)
Lewis A. Muir	1990	Director of Trinity and Secretary and Director of Los Alamos National Bank	Class I (expires 2004)
Stanley D. Primak	2001	Director of Trinity and Los Alamos National Bank	Class III (expires 2006)
Charles A. Slocumb	1999	Director of Trinity and Los Alamos National Bank	Class I (expires 2004)
Steve W. Wells	1985	Director of Trinity and President, Chief Administrative Officer and Director of Los Alamos National Bank	Class II (expires 2005)
Robert P. Worcester	1995	Director of Trinity and Los Alamos National Bank	Class II (expires 2005)

        Except as noted above, all directors will hold office for the terms indicated, or until their earlier death, resignation, removal or disqualification, and until their respective successors are duly elected and qualified. There are no arrangements or understandings between any of the nominees, directors or executive officers and any other person pursuant to which any of our nominees, directors or executive officers have been selected for their respective positions. No nominee, member of the Board of Directors or executive officer is related to any other nominee, member of the Board of Directors or executive officer. No nominee or director is a director of another "public corporation" (i.e. subject to the reporting requirements of the Securities Exchange Act of 1934) or of any investment company.

        The business experience of each of the nominees for the past five years is as follows:

        George A. Cowan.    Dr. Cowan, age 82, has served as a member of the Board of Directors of Trinity since its formation. He is the founding member of the Santa Fe Institute and served as its President form 1984 to 1991. He continues to serve on the Board of Directors and is a Distinguished Fellow of the Institute. He also serves as a member of the Board of Directors of Los Alamos National Laboratory Foundation and Los Alamos National Bank. Dr. Cowan was awarded the New Mexico Academy of Science Distinguished Scientist Award, the Robert H.

Goddard Award, the E.O. Lawrence Award and the Enrico Fermi Prize for his contributions during his career as a nuclear scientist. He is a fellow and/or member of several societies, including the American Academy of Arts and Sciences, the American Chemical Society, the American Physical Society and Sigma Xi.

        William C. Enloe.    Mr. Enloe, age 54, has served as President of Trinity since March 1988 and is also our Chief Executive Officer. For the past five years, Mr. Enloe has also served as the Chairman and Chief Executive Officer of Los Alamos National Bank. Additionally, he has served as Chief Executive Officer of Title Guaranty for the past three years. Mr. Enloe is also a member of the Boards of Directors of the Los Alamos Commerce and Development Corporation, the Los Alamos Technical Association and MIOX, Inc., and he serves as Chairman of the Board of Directors of the Los Alamos Research Park.

        Jeffrey Howell.    Ms. Howell, age 50, is President and Chief Executive Officer of Howell Fuel and Lumber Company, Inc., headquartered in Wallkill, New York. She has served as a member of the Board of Directors of Trinity and Los Alamos National Bank since 2002 and is currently the Chair of Trinity's Audit Committee. She is also a member of the Board of Directors and Vice-President of the Mountain Canine Corps of Los Alamos, a member of the Board of Directors and Treasurer of the Los Alamos National Laboratory Foundation and membership chair of the League of Women Voters of Los Alamos.

        Deborah U. Johnson.    Ms. Johnson, age 51, serves as a member of the Board of Directors and as Chief Executive Officer of Rick Johnson & Company, Inc., an advertising and marketing firm headquartered in Albuquerque, New Mexico. She has served as a member of the Trinity Board of Directors since 2001. She also serves as a member of the Boards of Directors of Los Alamos National Bank, Albuquerque Economic Development, the New Mexico Association of Commerce and Industry, University of New Mexico Anderson Schools of Management, the New Mexico Better Business Bureau and the United Way Women's Leadership Council.

        Jerry Kindsfather.    Mr. Kindsfather, age 53, has served as the President of AKC, Inc. since 1970 and is the co-owner of Ed's Foods, a retail grocery store located in Los Alamos, New Mexico. He has served as Chairman of the Board of Directors since 2000. Mr. Kindsfather also serves as a member of the Boards of Directors for Los Alamos National Bank and Title Guaranty & Insurance Company.

        Arthur B. Montoya, Jr.    Dr. Montoya, age 39, has his own dental practice in Los Alamos, New Mexico. He also serves as a member of the Board of Directors of the Los Alamos Girls Basketball League.

        Lewis A. Muir.    Mr. Muir, age 70, serves as President and member of the Board of Directors of Universal Properties, and is a member the Los Alamos Chamber of Commerce where he was a past ex officio member of the Board of Directors. He has also been a member of the Board of Directors of the Maternal Child Health Council since 1993. Mr. Muir also served as a member of the Council of the Incorporated County of Los Alamos from 1993 to 2003, as a member of the Board of Directors and as Treasurer of the New Mexico Association of Counties from 1993 to 2003. Mr. Muir is a current member and past President of the Los Alamos Rotary Club.

        Stanley D. Primak.    Mr. Primak, age 51, is Vice President of Primak Builders, a construction company in Los Alamos, New Mexico, a position he has held since 1998. He has also served as a member of the Boards of Directors of Trinity and Los Alamos National Bank since 2001.

        Charles A. Slocomb.    Mr. Slocomb, age 56, has been employed as a Project Director at Los Alamos National Laboratory since March 2001. Previously, he was employed at Los Alamos National Laboratory as a staff member from October 2000 to March 2001 and as a Division Director from December 1997 to October 2000. He has also served as a member of the Board of Directors and Vice President of Laguna Vista Land Owners Association. He has been a member of the Boards of Directors of Trinity and Los Alamos National Bank since 1999.

        Steve W. Wells.    Mr. Wells, age 47, has served as President and Chief Administrative Officer of Los Alamos National Bank since 1994. Mr. Wells has been employed by Los Alamos National Bank since 1985 and serves on its Board of Directors and is Secretary for the Trinity Board. He is currently a member of the Boards of Directors of Quality New Mexico and the Los Alamos Crime Stoppers. In addition to being on the Boards of Directors, Mr. Wells serves as faculty member to the Western States School of Banking, Treasurer to the Los Alamos Salvation Army and is the President-Elect of the New Mexico Bankers Association.

        Robert P. Worcester.    Mr. Worcester, age 56, is the President of Worcester & McKay, P.C., where he is a practicing attorney. He also serves as the President of the Georgia O'Keefe Foundation. In addition,

Mr. Worcester serves as a member of the Board of Directors and President of the Santa Fe Art Foundation, as a member of the Board of Directors and as President of the John Bourne Foundation, as a member of the Board of Directors and Secretary of the Allan Houser Foundation and as a member of the Board of Directors and Secretary of the Veritas Foundation. He has been a member of the Boards of Directors for Trinity and Los Alamos National Bank since 1995.

Executive Officers

        Set forth below is certain information concerning our executive officer who is not also a director.

        Daniel Bartholomew.    Mr. Bartholomew, age 37, has served as Chief Accounting Officer of Trinity since February 2003 and as Vice President/Cashier of Los Alamos National Bank since 2001. Mr. Bartholomew has been with Los Alamos National Bank since 1987, serving in a variety of positions, including Teller Supervisor, Assistant Cashier and Cashier.

Board of Directors and Corporate Governance

        The Board of Directors conducts its business through meetings of the Board of Directors and through the activities of its committees. The Board of Directors meets monthly and may schedule special meetings as needed. During the year ended December 31, 2002, our Board of Directors held 12 meetings. Each of our directors attended at least 75% of the total number of Board of Directors meetings held and meetings of the committees on which such directors served during 2002. The Board of Directors has an audit committee and a compensation and corporate governance committee. In 2002, the committees existed only at the Los Alamos National Bank level and in 2003 both committees became joint Trinity and bank committees. All of the directors participate in the determination and recommendation regarding nominations for directors prior to each annual meeting.

        Audit Committee.    The members of the audit committee are Ms. Howell (Chair) and Messrs. Muir, Slocomb, and Worcester, each of whom served on the committee in 2002 and will continue in 2003. In addition, Dr. Montoya was appointed to serve as a member of the audit committee for 2003. Each member is deemed to be an "independent director" as such term is defined by the Nasdaq Stock Market, Inc. Mr. Robert E. Waterman, who passed away in February 2003, was also on the committee in 2002. The committee selects and retains the independent auditors, approves the services to be performed by the auditors, reviews the results of the auditor's services and reviews with management the systems of internal controls and internal audit reports. The audit committee met four times in 2002. The committee has adopted a written charter, attached as Appendix A to this proxy statement, which sets forth the committee's duties and responsibilities.

        Compensation and Corporate Governance Committee.    The members of the compensation and corporate governance committee, previously known as the personnel committee, are Messrs. Worcester (Chair), Kindsfather and Muir, each of whom served on the committee in 2002 and will continue in 2003. In addition, Mr. Primak was appointed to serve as a member of the compensation and corporate governance committee for 2003. Each member is deemed to be an "independent director" as such term is defined by the Nasdaq Stock Market, Inc. Mr. Waterman was also on the committee in 2002. The purpose of the committee is to recommend the compensation, pension, benefit and other human resource policies and programs for key executive management personnel to the full Board, and to monitor compliance with our corporate governance policies and applicable laws and regulations. This committee met once in 2002.

Director Compensation

        During 2002, directors who were not full time employees of Trinity or Los Alamos National Bank were paid a fee of $300 per month for service as a director of Trinity and $700 per month for service as a director of Los Alamos National Bank. For 2003, the compensation of directors was increased to $500 per month for services as a director of Trinity, with the Chairman of the Board receiving an additional $500 per month, and each director receiving $1,000 per month for service as a director of Los Alamos National Bank.

EXECUTIVE COMPENSATION

        Our executive officers do not receive any separate compensation for services performed in their capacities as officers of Trinity. However, for services performed for Trinity by certain officers, Trinity reimburses a percentage of the salary paid by Los Alamos National Bank.

        The following table sets forth information regarding compensation paid or accrued to our Chief Executive Officer and to each of the other most highly compensated executive officers of Trinity and Los Alamos National Bank whose aggregate salary and bonus exceeded $100,000 in 2002.

SUMMARY COMPENSATION TABLE

		Annual Compensation		Long Term Compensation Awards
(a) Name and Principal Position	(b) Fiscal Year(1)	(c) Salary($)	(d) Bonus($)	(g) Securities Underlying Options/SARs(#)	(i) All Other Compensation ($)
William C. Enloe President and CEO of Trinity	2002 2001 2000	$270,300 254,960 240,458	$85,519 80,570 49,337	28,000 28,000 28,000	$	— — —
Steve W. Wells President of Los Alamos National Bank	2002 2001 2000	$181,901 169,876 155,204	$68,524 71,394 32,204	14,000 14,000 14,000	$	— — —

        The following table sets forth information concerning the exercisable and nonexercisable stock options held by the individuals named in the summary compensation table at December 31, 2002:

OPTION GRANTS IN LAST FISCAL YEAR

					Potential realizable value at assumed annual rates of stock price appreciation for option term
(a) Name	(b) Options Granted (#)	(c) % of Total Options Granted to Employees in Fiscal Year	(d) Exercise or Base Price ($/Sh)	(e) Expiration Date	(f) 5%($)	(g) 10%($)
William C. Enloe	28,000	66.33%	$22.00	12/19/2012	$16,100	$46,200
Steve W. Wells	14,000	33.67%	$22.00	12/19/2012	$8,050	$23,100

        The following table sets forth certain information concerning the number and value of stock options exercised in 2002 by the named executive officers and aggregate number owned by the named executive officers as of December 31, 2002.

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END
OPTION/SAR VALUES

(a) Name	(b) Shares Acquired on Exercise (#)	(c) Value Realized ($)
			(d) Number of Securities Underlying Unexercised Options/SARs at FY-End(#)		(c) Value of Unexercised In-the-Money Options/SARs at FY-End($)
			Exercisable	Unexercisable	Exercisable	Unexercisable
William C. Enloe	—	—	112,000	56,000	$861,000	$42,000
Steve W. Wells	—	—	56,000	28,000	$430,500	$21,000

Aggregated Equity Plan Information

        Our stock-based benefit plans and arrangements consist solely of the 1998 Stock Option Plan that was approved by shareholders at the 1998 annual meeting. The following table provides information regarding the plan as of December 31, 2002.

EQUITY COMPENSATION PLAN INFORMATION

Plan category	Number of securities to be issued upon exercise of outstanding options	Weighted-average exercise price of outstanding options	Number of securities remaining available for future issuance
Equity compensation plans approved by security holders	252,000	$16.21	148,000
Equity compensation plans not approved by security holders	—	—	—
Total	252,000	$16.21	148,000

Compensation and Corporate Governance Committee Interlocks and Insider Participation

        During 2002, the members of the compensation and corporate governance committee (formerly the personnel committee) were Messrs. Kindsfather, Muir, Waterman and Worcester. No executive officer served on the Board of Directors or compensation committee of any other corporation with respect to which any member of our compensation committee was engaged as an executive officer during 2002.

Employment Agreements

        Mr. Enloe.    In March, 1998, Trinity entered into an employment agreement with Mr. Enloe providing for an annual base salary of $200,000, which amount can be increased annually by the Board of Directors. The agreement provides that Mr. Enloe will serve as President and Chief Executive Officer of Trinity and as Chairman of the Board of Directors and Chief Executive Officer of Los Alamos National Bank. The agreement provides for an initial five-year term, which automatically renews for one-year terms. If Mr. Enloe's employment is terminated by us other than for cause, as defined in the agreement, we will pay him a lump-sum amount equal to his base salary for 12 months (or, in the case of a termination following a change in control, as defined in the agreement, 18 months) at the rate then in effect. In the event that Mr. Enloe's employment is terminated without cause, he will continue to have the right to exercise any options granted to him under our stock option plan for two years.

        Under the agreement, Mr. Enloe is entitled to participate in our stock option plan. In the event of a change in control of Trinity or Los Alamos National Bank, Mr. Enloe will be entitled to a fully vested grant of options in the amount of 28,000 shares for each full year of his employment remaining under the agreement. The price per share for options granted in 2002 was $22.00. Mr. Enloe will also be entitled during the term of the agreement to such other compensation in the form of performance or target bonuses or deferred compensation plans in the discretion of the Board of Directors.

        Mr. Enloe has certain confidentiality obligations under the employment agreement and is subject to a non-competition provision during the agreement and for a period of one year following termination.

        Mr. Wells.    In March, 1998, we entered into an employment agreement with Mr. Wells providing for an annual base salary of $129,000, which amount could be increased annually by the Board of Directors. The agreement provides that Mr. Wells will serve as the President and Chief Administrative Officer of Los Alamos National Bank during the term of the agreement. The agreement provides for an initial five-year term, which automatically renews for one-year terms. If Mr. Wells' employment is terminated by us other than for cause, as defined in the agreement, we will pay him a lump-sum amount equal to his base salary for 6 months (or, in the case of a termination following a change in control, as defined in the agreement, 12 months) at the rate then in effect. In the event that Mr. Wells' employment is terminated without cause, he will continue to have the right to exercise any options granted to him under our stock option plan for two years.

        Under the agreement, Mr. Wells is entitled to participate in our stock option plan. In the event of a change in control of Trinity or Los Alamos National Bank, Mr. Wells will be entitled to a fully vested grant of options in the amount of 14,000 shares for each full year of his employment remaining under the agreement. The price per share for options granted in 2002 was $22.00. Mr. Wells will also be entitled during the term of the agreement to such other compensation in the form of performance or target bonuses or deferred compensation plans in the discretion of the Board of Directors.

        Mr. Wells has certain confidentiality obligations under the employment agreement and is subject to a non-competition provision during the agreement and for a period of one year following termination.

Report of the Compensation and Corporate Governance Committee on Executive Compensation

        The report of the compensation and corporate governance committee below shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent Trinity specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

        General.    Our executive compensation program is administered by the compensation and corporate governance committee of the Board of Directors. The committee is responsible for the oversight, approval and reporting to the Board of Directors on all elements of compensation for elected corporate officers.

        Trinity and Los Alamos National Bank share an executive management team, the members of which are compensated by Los Alamos National Bank instead of Trinity. Accordingly, each of their compensation packages, which are based upon their roles and performance for both Trinity and Los Alamos National Bank, are determined and approved by the compensation and corporate governance committee and the Board of Directors.

        Compensation Philosophy and Objectives.    The executive compensation program is designed to guide the committee in formulating an appropriate compensation structure for senior management. The overall objective is to align senior management compensation with the objective of meeting our goals by creating strong incentives to manage the business successfully from both a financial and operating perspective. The executive compensation program is structured to accomplish the following specific objectives:

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  encourage a consistent and competitive return to shareholders;

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  maintain a program which:

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  clearly motivates personnel to perform and succeed according to the current goals of Trinity and Los Alamos National Bank;

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  retains key personnel critical to our long-term success; and

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  emphasizes formula-based components, such as incentive plans, in order to better focus management efforts in our execution of corporate goals;

•
maintain a corporate environment which encourages stability and a long-term focus for both Trinity and Los Alamos National Bank and our management; and

•
ensure that management:

•
fulfills their overall responsibility to our constituents, including shareholders, customers, employees, the community and government regulatory agencies;

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conforms their business conduct to the highest ethical standards;

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remains free from any influences that could impair or appear to impair the objectivity and impartiality of their judgments or treatment of our constituents; and

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continues to avoid any conflict between their responsibilities to us and each individual's personal interests.

        There are four major components to executive officer compensation: base salary, a bonus (both cash and through participation in the ESOP), stock options and additional benefit plans. The process utilized by the committee in determining executive officer compensation levels for all of these components is based upon the committee's subjective judgment and takes into account both qualitative and quantitative factors. No specific weights are assigned to such factors with respect to any compensation component. Among the factors considered by the compensation and corporate governance committee are the recommendations of third party consultants hired from time to time. However, the committee makes the final compensation decisions concerning such officers.

        Base Salary.    The committee reviews each executive's base salary on an annual basis. The committee believes that the base salaries should offer security to each executive and allow us to attract qualified executives and maintain a stable management team and environment. The committee targets base salaries at market levels, although they may be adjusted, either up or down, to reflect our performance. Initially, base salaries are determined examining, among other things, an executive's level of responsibility, prior experience, education, breadth of knowledge, our internal performance objectives and the current market level.

        Annual adjustment to an executive's base salary is driven by corporate and individual performance. Corporate performance, measured primarily in terms of earnings per share, return on equity and assets and enhancement of book value per share, impacts an executive's base salary. In addition, the compensation and corporate governance committee will also measure individual performance. When measuring individual performance, the committee considers the individual's efforts in achieving established financial and business objectives, managing and developing employees and enhancing long term relationships with customers.

        The compensation of Mr. Enloe, the President and Chief Executive Officer of Trinity since 1988, was based upon his existing employment contract, his individual performance and contributions to us and to the community and Trinity's overall growth. Accordingly, his base salary was increased by 6% from his 2001 base salary. Overall, salary increases for the other senior executive officers were at a rate comparable to the increases provided to officers with similar duties and responsibilities at comparable organizations.

        Bonus.    An executive officer may receive a bonus as part of his or her compensation package. Cash bonuses are entirely at the discretion of the committee and are intended to reward the recipient for outstanding service to Trinity. In 2002, the committee awarded a bonus of $25,000 to the Chief Executive Officer in recognition of his superior work during the year, including his involvement in the preparation of Trinity to become a company subject to the reporting requirements of the Securities Exchange Act of 1934. Certain other executive officers also received bonuses for 2002. In addition to this cash bonus, Trinity may make a contribution, in cash and common stock, to all employees participating in the ESOP. Such a contribution is based solely on our profitability over the previous year and is at the discretion of the committee. Each participant is awarded a pro rata portion of the overall contribution, based upon his or her participation levels in the ESOP as a whole. All of our employees who are over the age of 18 and have completed a minimum of 18 months employment with us prior to the plan year are eligible to receive profit sharing. The profit sharing plan year runs from January 1 to December 31 of each year. Profit sharing contributions are based solely on our profitability and are at the discretion of the committee. Each participant is awarded a pro rata portion of the overall contribution, based upon his or her participation levels in the profit sharing plan as a whole.

        Stock Awards.    Our stock option plan is intended to promote equity ownership in Trinity by the directors and selected officers and employees, to increase their proprietary interest in our success and to encourage them to remain in our employ. Options are issued at the market value of our common stock, thereby providing a benefit only upon future stock appreciation.

        Executives receive stock option grants that are generally comparable to the long-term incentive opportunities granted to individuals with similar positions at financial institutions of similar size. In 2002, the number of stock options granted were similar in number to those granted in 2001.

        Benefits, Qualified Service Plans and Perquisites.    Benefits offered to executives are intended to serve a different purpose than base salary and stock options. While the benefits offered are competitive with the marketplace and help attract and retain executives, generally the benefits offered provide a safety net of protection against financial catastrophes that can result from illness, disability or death. Benefits offered to executives are generally those offered to the general employee population, with some variation to promote tax efficiency and replacement of benefit opportunities lost due to regulatory limits.

        Conclusion.    The compensation and corporate governance committee believes these executive compensation policies and programs effectively serve the interests of shareholders and Trinity. The committee believes these policies motivate executives to contribute to our overall future successes, thereby enhancing our value for the benefit of all shareholders.

Jerry Kindsfather
Lewis A. Muir
Robert P. Worcester

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        In 2002, we engaged the services of Rick Johnson & Company, Inc., an advertising and marketing firm in which Deborah Johnson, a member of the Trinity and Los Alamos National Bank Board of Directors, is a principal stockholder. Under the terms of the agreement, we paid Rick Johnson & Company, Inc., approximately $387,000 for advertising and marketing services. We believe that the terms for the advertising and marketing services provided by Rick Johnson & Company, Inc., are on the same terms as if they were with an unrelated third party.

        Our directors and executive officers, and their associates, were customers of and had transactions with us during 2002. Additional transactions may be expected to take place in the future. All outstanding loans, commitments to loan, transactions in repurchase agreements and certificates of deposit and depository relationships, in the opinion of management, were made in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and did not involve more than the normal risk of collectibility or present other unfavorable features.

        All loans by Los Alamos National Bank to our executive officers and directors are subject to the regulations of the Office of the Comptroller of the Currency. A national banking association is generally prohibited from making loans to its executive officers and directors at favorable rates or on terms not comparable to those prevailing to the general public. The bank presently does not offer any preferential loans to our executive officers or directors.

GENERAL CONSIDERATIONS CONCERNING THE PROPOSED AMENDMENTS
TO THE ARTICLES OF INCORPORATION

        In connection with Trinity having new reporting and other obligations with the Securities and Exchange Commission, our Board of Directors carefully reviewed the current articles of incorporation and concluded that it would be in the best interests of Trinity and our shareholders to adopt the amendments to the articles of incorporation described in this proxy statement.

        Our Board of Directors believes that these amendments would:

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  provide our Board of Directors with sufficient time to review any acquisition proposal and appropriate alternatives;

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  provide a greater opportunity to assure that the interests of our current shareholders are protected to the maximum extent possible;

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  ensure additional continuity in our affairs and business strategy;

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  enable management to negotiate more effectively with respect to any unsolicited acquisition proposal because the acquiror would have to obtain the approval of holders of at least 70% of our outstanding common stock if the potential acquiror fails to gain the approval of the proposal by at least 70% of our directors; and

  •
  make it more time-consuming for any person or company to gain control of Trinity without the consent of our Board of Directors.

        The actions authorized by the amendments to the articles of incorporation described in this proxy statement could, alone or taken together, make it more difficult or discourage an attempt to obtain control by means of a merger, tender offer or proxy contest directed at us, even if that transaction or occurrence could be considered generally favorable to the interest of our shareholders. As a result, these amendments could be characterized as so-called "anti-takeover" proposals.

        We are not aware of any existing or threatened effort to acquire control of Trinity, however, in past years, numerous similarly situated companies have been subjected to takeover attempts. These attempts have often involved efforts to acquire control through the acquisition of a substantial amount of the target company's shares of stock. The acquisition of this block of shares is then followed in some cases by a merger or other transaction to absorb the target company into the acquiror. The takeover procedures, and the speed with which they are completed, may limit the ability of the management and directors of the target company to evaluate the terms offered and adequately to advise its shareholders whether the terms are in the best interests of the company and its shareholders. An attempted takeover might proceed without advance consultation with the management of the target company, thus avoiding arms-length negotiation as to the terms to be offered.

        Our Board of Directors believes that the interests of our shareholders in connection with any possible acquisition, merger or future takeover of Trinity will be best served if any of these transactions occur only after arms-length negotiations between our management and any potential acquiror. The proposals described in this proxy statement will, in our opinion, encourage a potential acquiror to enter into negotiations of this type.

        Although the proposed amendments are designed to benefit our shareholders, the overall effect of the proposed amendments may be to deter a future takeover attempt that is not approved by our Board of Directors. This might occur even though a majority of our shareholders are in favor of the proposal because they are being offered a price for their stock that is greater than the shares' current market value. In addition, these amendments may result in our incumbent officers and directors retaining their positions even though shareholders holding a majority of our shares desire a change.

        None of the proposed amendments will block an acquisition of Trinity that is approved by our Board of Directors. Taken together, the proposals are intended to provide our Board of Directors and our shareholders with the means to counter takeover tactics our Board of Directors deems essentially unfair, and to enhance the ability of our Board of Directors, and ultimately our shareholders, to negotiate with any potential acquiring corporation or group from the strongest practical position.

        Because the proposed amendments might have a significant impact upon the rights of our shareholders in these respects, you are urged to study carefully the information contained in this proxy statement. Our Board of Directors recommends that you vote your shares FOR each of the proposed amendments. Each of the proposed amendments will be voted on separately at our meeting. Following our meeting, we intend to amend and restate the articles of incorporation to incorporate all proposed amendments that are adopted by our shareholders.

Shareholder Vote Necessary For Approval of Each Amendment

        As previously discussed, shareholders will vote on each proposed amendment separately. For an amendment to be approved by our shareholders, that amendment must receive the affirmative vote of the majority of the outstanding shares of our common stock. Unless instructed to the contrary, all shares represented by proxy cards signed and returned to us will be voted in favor of the adoption of each of the proposed amendments. Our Board of Directors believes that the adoption of all amendments is in the best interests of our shareholders and unanimously recommends that you vote your shares FOR all the amendments.

PROPOSED AMENDMENT REGARDING AUTHORIZED SHARES OF STOCK

        Our Board of Directors has unanimously approved, and recommends to our shareholders for their approval and adoption, an amendment to the articles of incorporation that would change the authorized shares of common stock from forty million (40,000,000) to twenty million (20,000,000) as well as authorize 1,000,000 shares of a new class of preferred stock, no par value per share. Our Board of Directors believes that this proposed amendment is in the best interests of Trinity and its shareholders.

Proposed Amendment to Articles of Incorporation

        If this amendment to the articles of incorporation is approved by our shareholders, the articles of incorporation of Trinity will be amended by replacing current Article Third in its entirety with the following:

          "THIRD: The total number of shares of stock which the corporation shall have authority to issue is twenty million (20,000,000) shares of Common Stock, no par value per share, and one million (1,000,000) shares of Preferred Stock, no par value per share.

          The shares of Preferred Stock may be issued from time to time in one or more series. The board of directors of the corporation shall have authority to fix by resolution or resolutions the designations and the powers, preferences and relative, participating, optional or other special rights and qualifications, limitations or restrictions thereof, including, without limitation, the voting rights, the dividend rate, conversion rights, redemption price and liquidation preference, of any series of shares of Preferred Stock, to fix the number of shares constituting any such series and to increase or decrease the number of shares of any such series (but not below the number of shares thereof then outstanding). In case the number of shares of any such series shall be so decreased, the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution or resolutions originally fixing the number of shares of such series."

Reasons for the Proposed Amendment

        This proposed amendment authorizes a newly created class of preferred stock. Our articles of incorporation do not currently provide for a class of preferred stock. The preferred stock is referred to as "blank check" stock because our Board of Directors would be permitted to issue these shares in one or more series with whatever voting and other powers, preferences and rights they decided upon without further shareholder approval. If this proposed amendment is approved, our Board of Directors will be able to use the newly created preferred stock for a variety of purposes, including the raising of additional capital, using it as "currency" for transactions with other companies, implementing a stockholder rights plan, etc. Although our Board of Directors does not currently have any specific plans in this regard, these shares would be available for any of those purposes.

        The degree of any dilution that would occur following the issuance of any additional shares of stock would depend upon the number of shares of stock that are actually issued in the future, which number cannot be determined at this time, and the voting rights that are authorized for a series of preferred stock that is issued. Issuance of a large number of additional voting shares could significantly dilute the voting power of our existing shareholders.

        The existence of a substantial number of authorized and unissued shares of preferred stock could also impede an attempt to acquire control because our Board of Directors would have the ability to issue additional shares of either class, or both classes, of our stock in response to any such attempt. We are not aware at this time of any attempt to acquire control of Trinity, and no decision has been made as to whether any or all newly authorized but unissued shares of preferred stock would be issued in response to any attempt of that kind. Our Board of Directors has not designated the relative rights, designations and preferences of any of the shares of preferred stock.

PROPOSED AMENDMENT REGARDING DIRECTORS

        Our Board of Directors has unanimously approved, and recommends to our shareholders for their approval and adoption, an amendment that provides for the classification of our directors into three staggered classes, with the terms of office of the directors in one class expiring each year. The amendment would also define the grounds and procedure for removing a director and filling any vacancies. Our Board of Directors believes that this proposed amendment is in the best interests of Trinity and its shareholders.

Proposed Amendment to Articles of Incorporation

        If this amendment to the articles of incorporation is approved by our shareholders, the articles of incorporation will be amended by adding new Article Tenth to read as follows:

          "TENTH: The directors of the corporation shall be divided into three classes, Class I, Class II and Class III, as nearly equal in number as the then total number of directors constituting the entire board of directors permits with the term of office of one class expiring each year. Directors of Class I shall hold office for an initial term expiring at the 2004 annual meeting, directors of Class II shall hold office for an initial term expiring at the 2005 annual meeting and directors of Class III shall hold office for an initial term expiring at the 2006 annual meeting. At each annual meeting of stockholders, the successors to the class of directors whose term shall then expire shall be elected to hold office for a term expiring at the third succeeding annual meeting. Any vacancies in the board of directors for any reason, and any directorships resulting from any increase in the number of directors, may be filled by the board of directors, acting by a majority of the directors then in office, although less than a quorum, and any directors so chosen shall hold office until the next election of the class for which such directors shall have been chosen and until their successors shall be elected and qualified. If the number of directors is changed, any increase or decrease in the number of directors shall be apportioned among the classes so as to maintain all classes as equal in number as possible.

          There shall be no cumulative voting in the election of directors.

          Notwithstanding any other provisions of this certificate of incorporation or the bylaws of the corporation (and notwithstanding the fact that some lesser percentage may be specified by law, this certificate of incorporation or the bylaws of the corporation), any director or the entire board of directors of the corporation may be removed at any time, but only for cause and only by the affirmative vote of the holders of a majority of the outstanding shares of stock of the corporation entitled to vote generally in the election of directors (considered for this purpose as one class) cast at an annual meeting of stockholders or at a meeting of the stockholders called for that purpose. Cause for removal shall be deemed to exist only if the director whose removal is proposed has been convicted of a felony by a court of competent jurisdiction or has been adjudged by a court of competent jurisdiction to be liable for gross negligence or willful misconduct in the performance of such director's duty to the corporation and such adjudication is no longer subject to direct appeal."

Reasons for the Proposed Amendment

        Our articles of incorporation do not currently provide for a specific number of directors or for the term that an individual director will serve. Our bylaws provide that the Board of Directors will be comprised of between seven and twelve directors, each serving for a one-year term. This proposed amendment would change Trinity's current process by dividing our Board of Directors into three classes, with no specific number or range of directors, and with each class to be as nearly equal in number as the then total number of directors constituting the entire Board of Directors permits. Class I directors will serve initially for a one-year term expiring at our 2004 annual meeting; Class II directors will serve initially for a two-year term expiring at our 2005 annual meeting; and Class III directors will serve initially for a three-year term expiring at our 2006 annual meeting; and, in each case, until their successors are duly elected and qualified. The Board of Directors will make conforming changes to our bylaws if this amendment is approved by the shareholders at the annual meeting.

        Information concerning the current nominees for election as directors at our meeting is set forth above under "Election of Directors." Commencing with our annual meeting scheduled to occur in 2004, one class of directors will be elected each year for a three-year term and until their successors are duly elected and qualified.

        Over the last several years, there has been a trend toward the accumulation by outside parties of substantial stock positions in banking organizations either with the intent of utilizing a controlling block of stock to force a merger or consolidation or as a prelude to proposing a restructuring or sale of all or part of a corporation or other similar extraordinary corporate action requiring the approval of its board of directors. These outside parties are sometimes represented by individuals who live many miles (and in many cases, in different states) from where the corporation they seek to acquire conducts its banking business. Actions by these parties are often undertaken without advance notice to or consultation with management of the corporation. In many cases, these outside parties seek representation on the corporation's board of directors to increase the likelihood that their proposals will be implemented by the corporation. If the corporation resists the efforts to obtain representation on the corporation's board, the outside parties may commence proxy contests to have themselves or their nominees elected to the board in place of certain directors or the entire board.

        Although takeovers or changes in our management that are proposed and effected without prior consultation and negotiation with our management are not necessarily detrimental to us and our shareholders, it is believed that in many circumstances such efforts may not be beneficial to the interests of Trinity and its shareholders because they may deprive management of the time and information necessary to evaluate the proposals, to study alternative proposals and to help ensure that the best price is obtained in any transaction which may ultimately be undertaken. Thus, this proposed amendment is designed to protect against rapid shifts in control of our Board of Directors, to encourage persons seeking to acquire control to initiate any acquisition through arm's-length negotiations with our management and Board of Directors and to assist in assuring continuity in the management, affairs and business strategies of Trinity. The further definition of when and for what reasons a director can be removed from office is designed to eliminate any attempt to influence the Board's decisions by removing a director just because he or she disagrees with a proposal.

        This amendment would make a change in our directors and management more difficult, even if this would be beneficial to shareholders. The staggering of terms of directors means that it would take at least two years to elect a majority of the members of our Board of Directors and would prohibit removal of incumbent directors by a holder of a large block of our shares except for cause. If the amendment is adopted, shareholders will elect directors to longer terms and existing directors, if re-elected, would be the initial beneficiaries of the extended terms. In addition, this proposed amendment may have the effect of discouraging a third party from making a tender offer or otherwise attempting to obtain control of Trinity, even if our shareholders may consider such a change of control to be in their best interests.

PROPOSED AMENDMENT REGARDING ACTION BY SHAREHOLDERS

        Our Board of Directors has unanimously approved, and recommends to our shareholders for their approval and adoption, an amendment to the articles of incorporation that requires advance notice of nominations for the election of directors and actions by our shareholders to be taken at an annual or special meeting of our shareholders. Our Board of Directors believes that this proposed amendment is in the best interests of Trinity and its shareholders.

Proposed Amendment to Articles of Incorporation

        If this amendment to the articles of incorporation is approved by our shareholders, the articles of incorporation will be amended by adding an Article Eleventh to read as follows:

          "ELEVENTH: Any new business to be conducted at the annual meeting of the shareholders shall be stated in writing and filed with the Secretary of the corporation on or before sixty (60) days in advance of the first anniversary date (month and day) of the previous year's annual meeting, and all business so stated, proposed and filed shall, unless prior action thereon is required by the board of directors, be considered at the annual meeting. Any shareholder may make any other proposal at the annual meeting and the same may be discussed and considered, but unless stated in writing and filed with the Secretary of the corporation on or before sixty (60) days in advance of the first anniversary date (month or day) of the previous year's annual meeting, such proposal may only be voted upon at a meeting held at least thirty (30) days after the annual meeting at which it is presented. No other proposal made by shareholders may be acted upon at the annual meeting. This provision shall not prevent the consideration, approval or disapproval at the annual meeting of the reports of officers and committees, but in connection with such reports no business shall be acted upon at such annual meeting unless stated and filed as herein provided.

          Nominations of candidates for election as directors at any meeting of shareholders may be made: (a) by, or at the direction of, a majority of the board of directors; or (b) by any shareholder of record entitled to vote at such meeting; provided that only persons nominated in accordance with procedures set forth in this Article shall be eligible for election as directors.

          Nominations, other than those made by, or at the direction of, the board of directors, may only be made pursuant to timely notice in writing to the Secretary of the corporation as set forth in this Article. To be timely, a shareholder's notice shall be delivered to, or mailed and received by the Secretary of the corporation, for an annual meeting, not less than sixty (60) days nor more than ninety (90) days in advance of the first anniversary date (month and day) of the previous year's annual meeting, and for a special meeting, not less than sixty (60) days nor more than ninety (90) days in advance of the date (month and day) of the special meeting, regardless of any postponements or adjournments of that meeting to a later date. Such shareholder notice shall set forth: (a) as to each person whom the shareholder proposes to nominate for election as a director: (i) the name, age, business address and residential address of such person; (ii) the principal occupation or employment of such person; (iii) the class and number of shares of the corporation's stock which are beneficially owned by such person on the date of such shareholder notice; and (iv) any other information relating to such person that would be required to be disclosed on Schedule 13D pursuant to Regulation 13D-G under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), in connection with the acquisition of stock, and pursuant to Regulation 14A under the Exchange Act, in connection with the solicitation of proxies with respect to nominees for election as directors, regardless of whether such person is subject to the provisions of such regulations, including, but not limited to, information required to be disclosed by Items 4(b) and 6 of Schedule 14A of Regulation 14A with the Securities and Exchange Commission; and (b) as to the shareholder giving the notice: (a) the name and address, as they appear on the corporation's books, of such shareholder and the name and principal business or residential address of any other beneficial shareholders known by such shareholder to support such nominees; and (b) the class and number of shares of the corporation's stock which are beneficially owned by such shareholder on the date of such shareholder notice and the number of shares owned beneficially by any other record or beneficial shareholders known by such shareholder to be supporting such nominees on the date of such shareholder notice. At the request of the board of directors, any person nominated by, or at the request of, the board of directors for election as a director shall furnish to the Secretary of the corporation that information required to be set forth in a shareholder's notice of nomination which pertains to the nominee.

          The board of directors may reject any nomination by a shareholder not timely made in accordance with the requirements of this Article. If the board of directors, or a committee designated by the board of directors, determines that the information provided in a shareholder's notice does not satisfy the informational requirements of this Article in any material respect, the Secretary of the corporation shall promptly notify such shareholder of the deficiency in the notice. The shareholder may cure the deficiency by providing additional information to the Secretary within such period of time, not less than five days from the date such deficiency notice is given to the shareholder, as the board of directors or such committee shall determine. If the deficiency is not cured within such period, or if the board of directors or such committee determines that the additional information provided by the shareholder, together with information previously provided, does not satisfy the requirements of this Article in any material respect, then the board of directors may reject such shareholder's notice and the proposed nominations shall not be accepted if presented at the shareholder meeting to which the notice relates. The Secretary of the corporation shall notify a shareholder in writing whether his or her nomination has been made in accordance with the time and informational requirements of this Article. Notwithstanding the procedure set forth in this Article, if neither the board of directors nor such committee makes a determination as to the validity of any nominations by a shareholder, the presiding officer of the shareholders meeting shall determine and declare at the meeting whether a nomination was not made in accordance with the terms of this Article. If the presiding officer determines that a nomination was not made in accordance with the terms of this Article, he or she shall so declare at the meeting and the defective nomination shall not be accepted."

Reasons for the Proposed Amendment

        This amendment would require that shareholder nominations of directors and other proposals be made in advance and in accordance with procedures specified in our bylaws. Our articles and bylaws currently do not provide for the submission of nominations for directors or other proposals to go before a meeting. The effect of this amendment would be to provide our directors with advance notice of attempts by a potential acquiror to elect its representatives to the Board and to take other actions to acquire Trinity. By requiring that these proposals be announced in advance, the current Board of Directors will have more time to take action to prevent the nomination of an acquiror's nominees and to possibly prevent actions that could be detrimental to the interests of Trinity and our shareholders. The adoption of this proposed amendment could have the effect of making it more difficult to acquire control of Trinity, even if such action might be desired by a majority of our shareholders.

PROPOSED AMENDMENT REGARDING SPECIAL MEETINGS OF SHAREHOLDERS

        Our Board of Directors has approved, and recommends to our shareholders for their approval and adoption, an amendment to the articles of incorporation that permits special meetings of our shareholders to be called only by a majority of our directors then in office, our President or by shareholders holding at least a majority of the shares entitled to vote at the meeting. Our Board of Directors believes that this proposed amendment is in the best interests of Trinity and its shareholders.

Proposed Amendment to Articles of Incorporation

        If this amendment to the articles of incorporation is approved by our shareholders, the articles of incorporation will be amended by adding an Article Twelfth to read as follows:

          "TWELFTH: Special meetings of the stockholders may only be called by at least 50% of the directors then in office, the President or by the holders of not less than a majority of shares entitled to vote at the meeting."

Reasons for the Proposed Amendment

        This proposed amendment would only permit a special meeting of our shareholders to be called by a majority of our directors who are then serving, our President or by shareholders holding at least a majority of the shares entitled to vote at the meeting. Our Board of Directors wants to ensure that a special meeting is not called by a small core of our shareholders who may be under the control of a third party where such small core group might constitute a majority of those in attendance and take action detrimental to the remainder of our shareholders. This amendment could have the effect of making it more difficult to acquire control of Trinity, even if such action might be desired by a majority of our shareholders. Currently, our bylaws provide that special meetings of our shareholders may be called by our President, the Board of Directors or the holders of not less than 20% of all the shares entitled to vote at the meeting. If this amendment is adopted, we will amend our bylaws accordingly.

PROPOSED AMENDMENT REGARDING VOTE REQUIRED FOR AMENDMENTS AND
SIGNIFICANT CORPORATE ACTIONS

        Our Board of Directors has unanimously approved, and recommends to our shareholders for their approval and adoption, an amendment to the articles of incorporation providing that the significant corporate actions described below must be approved by the affirmative vote of the holders of at least 70% of the outstanding shares of our voting stock entitled to vote on the action, unless at least 70% of our directors have first approved the action. If the directors first approve the action by this margin, then the action will require approval of the shareholders as set forth in the New Mexico Business Corporation Act. Our Board of Directors believes that this proposed amendment is in the best interests of Trinity and its shareholders.

Proposed Amendment to Articles of Incorporation

        If this amendment to the articles of incorporation is approved by our shareholders, the articles of incorporation will be amended by replacing current Article Ninth with the following:

          "NINTH: A. Except as otherwise expressly provided in paragraph C of this Article or in any other provision of these articles of incorporation, and notwithstanding any other provision of these articles of incorporation:

    (i)
    any merger or consolidation of the corporation or of any Subsidiary with or into any other corporation;

    (ii)
    any sale, lease, exchange or other disposition by the corporation or any Subsidiary of assets constituting all or substantially all of the assets of the corporation and its Subsidiaries taken as a whole to or with any other corporation, person or other entity in a single transaction or a series of related transactions;

    (iii)
    any issuance or transfer by the corporation or any Subsidiary, of any voting securities of the corporation (except for voting securities issued pursuant to a stock option, purchase, bonus or other plan for natural persons who are directors, employees, consultants and/or agents of the corporation or any Subsidiary) to any other corporation, person or other entity in exchange for cash, assets or securities or a combination thereof;

    (iv)
    the voluntary dissolution of the corporation; and

    (v)
    the amendment, alteration, change or repeal of these Articles of Incorporation;

    shall require the affirmative vote of the holders of shares having at least 70% of the voting power of all outstanding stock of the corporation entitled to vote thereon. Such affirmative vote shall be required notwithstanding the fact that no vote or a lesser vote may be required, or that some lesser percentage may be specified by law or otherwise in these articles of incorporation or by the bylaws of the corporation.

          B.    For purposes of this Article, the term "Subsidiary" means any entity in which the corporation beneficially owns, directly or indirectly, more than 80% of the outstanding voting stock. The phrase "voting security" as used in paragraph A of this Article shall mean any security which is (or upon the happening of any event, would be) entitled to vote for the election of directors, and any security convertible, with or without consideration into such security or carrying any warrant or right to subscribe to or purchase such a security.

          C.    The provisions of this Article shall not apply to any transaction described in clauses (i), (ii), (iii), (iv) or (v) of paragraph A of this Article: (i) approved at any time prior to its consummation by resolution adopted by not less than 70% of the number of directors as may be fixed from time to time, in the manner prescribed herein, by the board of directors of the corporation; or (ii) if any transaction described in such paragraph A is with any corporation of which a majority of the outstanding shares of all classes of stock is owned of record or beneficially by the corporation; or (iii) which is a merger with another corporation that does not require action by the stockholders of the corporation to the extent and in the manner permitted from time to time by the law of the State of New Mexico.

          D.    The interpretation, construction and application of any provision or provisions of this Article and the determination of any facts in connection with the application of this Article, shall be made by the affirmative vote of not less than 70% of the number of directors as may be fixed from time to time, in the manner prescribed herein, by the board of directors of the corporation. Any such interpretation, construction, application or determination, when made in good faith, shall be conclusive and binding for all purposes of this Article."

Reasons for the Proposed Amendment

        In the absence of this proposed amendment, under the New Mexico Business Corporation Act, the amendment of a corporation's articles of incorporation and significant corporate actions such as a merger, consolidation, share exchange, sale of assets or voluntary dissolution of the corporation, require the affirmative vote of the holders of a majority of the outstanding shares entitled to vote on such matter.

        This proposed amendment may enable management to negotiate more effectively with respect to any of these major corporate actions that may be proposed by a third party because the third party would have to secure the approval of the holders of at least 70% of our voting stock if the third party did not secure the prior approval of the proposed corporate action by a margin of at least 70% of our directors. This proposed amendment is also intended to make it more difficult to remove provisions of the articles of incorporation (like those proposed in this proxy statement) that were adopted to prevent an acquisition of control that our Board of Directors has determined is not in the best interests of our shareholders.

PROPOSED AMENDMENT REGARDING
TRANSACTIONS WITH SIGNIFICANT SHAREHOLDERS

        Our Board of Directors has approved, and recommends to our shareholders for their approval and adoption, an amendment to the articles of incorporation that requires special approvals for certain extraordinary transactions between Trinity and any of our significant shareholders. Our Board of Directors believes that this proposed amendment is in the best interests of Trinity and its shareholders.

Proposed Amendment to Articles of Incorporation

        If this amendment to the articles of incorporation is approved by our shareholders, the articles of incorporation will be amended by adding an Article Thirteenth to read as follows:

          "THIRTEENTH: A. In addition to any affirmative vote required by law or these articles of incorporation, and except as otherwise expressly provided in this Section:

            1.     any merger or consolidation of the corporation or any Subsidiary (as hereinafter defined) with (i) any Interested Stockholder (as hereinafter defined) or (ii) any other corporation (whether or not itself an Interested Stockholder) which is, or after such merger or consolidation would be, an Affiliate (as hereinafter defined) of an Interested Stockholder; or

            2.     any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions) to or with any Interested Stockholder, or any Affiliate of any Interested Stockholder, of any assets of the Corporation or any Subsidiary having an aggregate Fair Market Value (as hereafter defined) equaling or exceeding 25% or more of the combined assets of the corporation and its Subsidiaries; or

            3.     the issuance or transfer by the corporation or any Subsidiary (in one transaction or a series of transactions) of any securities of the corporation or any subsidiary to any Interested Stockholder or any Affiliate of any Interested Stockholder in exchange for cash, securities or other property (or a combination thereof) having an aggregate Fair Market Value equaling or exceeding 25% of the combined assets of the corporation and its Subsidiaries except pursuant to an employee benefit plan of the corporation or any subsidiary thereof; or

            4.     the adoption of any plan or proposal for the liquidation or dissolution of the corporation proposed by or on behalf of any Interested Stockholder or any Affiliate of any Interested Stockholder; or

            5.     any reclassification of securities (including any reverse stock split), or recapitalization of the corporation, or any merger or consolidation of the corporation with any of its Subsidiaries or any other transaction (whether or not with or into or otherwise involving an Interested Stockholder) which has the effect, directly or indirectly, of increasing the proportionate share of the outstanding shares of any class of equity or convertible securities of the corporation or any Subsidiary which is directly or indirectly owned by any Interested Stockholder or any Affiliate of any Interested Stockholder;

    shall require the affirmative vote of the holders of at least 70% of the voting power of the then outstanding shares of stock of the corporation entitled to vote in the election of directors (the "Voting Stock"), voting together as a single class. Such affirmative vote shall be required notwithstanding the fact that no vote may be required, or that a lesser percentage may be specified, by law or by any other provisions of these articles of incorporation or in any agreement with any national securities exchange or quotation system or otherwise.

          The term "Business Combination" as used in this Article shall mean any transaction which is referred to in any one or more of paragraphs 1 through 5 of Section A of this Article.

          B. The provisions of Section A of this Article shall not be applicable to any particular Business Combination, and such Business Combination shall require only the affirmative vote of the majority of the outstanding shares of capital stock entitled to vote, or such vote as is required by law or by these articles of incorporation, if, in the case of any Business Combination that does not involve any cash or other consideration being received by the stockholders of the corporation solely in their capacity as stockholders of the corporation, the condition specified in the following paragraph 1 is met or, in the case of any other Business Combination, all of the conditions specified in either of the following paragraphs 1 and 2 are met:

            1.     The Business Combination shall have been approved by a majority of the Disinterested Directors (as hereinafter defined).

            2.     All of the following conditions shall have been met:

            (a)   The aggregate amount of the cash and the Fair Market Value as of the date of the consummation of the Business Combination of consideration other than cash to be received per share by the holders of Common Stock in such Business Combination shall at least be equal to the higher of the following:

              I.     (if applicable) the Highest Per Share Price, including any brokerage commissions, transfer taxes and soliciting dealers' fees, paid by the Interested Stockholder or any of its Affiliates for any shares of Common Stock acquired by it (X) within the two-year period immediately prior to the first public announcement of the proposal of the Business Combination (the "Announcement Date"), or (Y) in the transaction in which it became an Interested Stockholder, whichever is higher.

              II.    the Fair Market Value per share of Common Stock on the Announcement Date or on the date on which the Interested Stockholder became an Interested Stockholder (such latter date is referred to in this Article as the "Determination Date"), whichever is higher.

            (b)   The aggregate amount of the cash and the Fair Market Value as of the date of the consummation of the Business Combination of consideration other than cash to be received per share by holders of shares of any class of outstanding Voting Stock other than Common Stock shall be at least equal to the highest of the following (it being intended that the requirements of this subparagraph (b) shall be required to be met with respect to every such class of outstanding Voting Stock, whether or not the Interested Stockholder has previously acquired any shares of a particular class of Voting Stock):

              I.     (if applicable) the Highest Per Share Price (as hereinafter defined), including any brokerage commissions, transfer taxes and soliciting dealers' fees, paid by the Interested Stockholder for any shares of such class of Voting Stock acquired by it (X) within the two-year period immediately prior to the Announcement Date, or (Y) in the transaction in which it became an Interested Stockholder, whichever is higher;

              II.    (if applicable) the highest preferential amount per share to which the holders of shares of such class of Voting Stock are entitled in the event of any voluntary or involuntary liquidation, dissolution or winding up of the corporation; and

              III.  the Fair Market Value per share of such class of Voting Stock on the Announcement Date or on the Determination Date, whichever is higher.

            (c)   The consideration to be received by holders of a particular class of outstanding Voting Stock (including Common Stock) shall be in, cash or in the same form as the Interested Stockholder has previously paid for shares of such class of Voting Stock. If the Interested Stockholder has paid for shares of any class of Voting Stock with varying forms of consideration, the form of consideration to be received per share by holders of shares of such class of Voting Stock shall be either cash or the form used to acquire the largest number of shares of such class of Voting Stock previously acquired by the Interested Stockholder. The price determined in accordance with subparagraph B.2 of this Article shall be subject to appropriate adjustment in the event of any stock dividend, stock split, combination of shares or similar event.

            (d)   After such Interested Stockholder has become an Interested Stockholder and prior to the consummation of such Business Combination: (i) except as approved by a majority of the Disinterested

    Directors, there shall have been no failure to declare and pay at the regular date therefor any full quarterly dividends (whether or not cumulative) on any outstanding stock having preference over the Common Stock as to dividends or liquidation; (ii) there shall have been (X) no reduction in the annual rate of dividends paid on the Common Stock (except as necessary to reflect any subdivision of the Common Stock), except as approved by a majority of the Disinterested Directors, and (Y) an increase in such annual rate of dividends as necessary to reflect any reclassification (including any reverse stock split), recapitalization, reorganization or any similar transaction which has the effect of reducing the number of outstanding shares of Common Stock, unless the failure to so increase such annual rate is approved by a majority of the Disinterested Directors; and (iii) neither such Interested Stockholder nor any of its Affiliates shall have become the beneficial owner of any additional shares of Voting Stock except as part of the transaction which results in such Interested Stockholder becoming an Interested Stockholder.

            (e)   After such Interested Stockholder has become an Interested Stockholder, such Interested Stockholder shall not have received the benefit, directly or indirectly (except proportionately as a stockholder), of any loans, advances, guarantees, pledges or other financial assistance or any tax credits or other tax advantages provided by the Corporation, whether in anticipation of or in connection with such Business Combination or otherwise.

            (f)    A proxy or information statement describing the proposed Business Combination and complying with the requirements of the Securities Exchange Act of 1934 and the rules and regulations thereunder (or any subsequent provisions replacing such Act, rules or regulations) shall be mailed to stockholders of the corporation at least 30 days prior to the consummation of such Business Combination (whether or not such proxy or information statement is required to be mailed pursuant to such Act or subsequent provisions).

          C. For the purposes of this Article:

            1.     A "Person" shall include an individual, a group acting in concert, a corporation, a partnership, an association, a joint venture, a pool, a joint stock company, a trust, an unincorporated organization or similar company, a syndicate or any other group formed for the purpose of acquiring, holding or disposing of securities.

            2.     "Interested Stockholder" shall mean any Person (other than the corporation or any holding company or subsidiary thereof) who or which:

              (a)   is the beneficial owner, directly or indirectly, of more than 10% of the voting power of the outstanding Voting Stock; or

              (b)   is an Affiliate of the corporation and at any time within the two-year period immediately prior to the date in question was the beneficial owner, directly or indirectly, of lot or more of the voting power of the then outstanding Voting Stock; or

              (c)   is an assignee of or has otherwise succeeded to any shares of Voting Stock which were at any time within the two-year period immediately prior to the date in question beneficially owned by any Interested Stockholder, if such assignment or succession shall have occurred in the course of a transaction or series of transactions not involving a public offering within the meaning of the Securities Act of 1933.

            3.     A Person shall be a "beneficial owner" of any Voting Stock:

              (a)   which such Person or any of its Affiliates or Associates (as hereinafter defined) beneficially owns, directly or indirectly within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as in effect on June 30, 2003; or

              (b)   which such Person or any of its Affiliates or Associates has (i) the right to acquire (whether such right is exercisable immediately or only after the passage of time), pursuant to any agreement, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise, or (ii) the right to vote pursuant to any agreement, arrangement or understanding (but neither such Person nor any such Affiliate or Associate shall be deemed to be the beneficial owner of any shares of Voting Stock solely by reason of a revocable proxy granted for a particular meeting of stockholders, pursuant to a public solicitation of proxies for such meeting, and with respect to which shares neither such Person nor any such Affiliate or Associate is otherwise deemed the beneficial owner); or

              (c)   which are beneficially owned, directly or indirectly within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as in effect on December 31, 1991, by any other Person with which such Person or any of its Affiliates or Associates has any agreement, arrangement or understanding for the purposes of acquiring, holding, voting (other than solely by reason of a revocable proxy as described in Subparagraph (b) of this Paragraph 3) or in disposing of any shares of Voting Stock;

    provided, however, that, in the case of any employee stock ownership or similar plan of the Corporation or of any Subsidiary in which the beneficiaries thereof possess the right to vote any shares of Voting Stock held by such plan, no such plan nor any trustee with respect thereto (nor any Affiliate of such trustee), solely by reason of such capacity of such trustee, shall be deemed, for any purposes hereof, to beneficially own any shares of Voting Stock held under any such plan.

            4.     For the purpose of determining whether a Person is an Interested Stockholder pursuant to Paragraph 2 of this Section C, the number of shares of Voting Stock deemed to be outstanding shall include shares deemed owned through application of Paragraph 3 of this Section C, but shall not include any other shares of Voting Stock which may be issuable pursuant to any agreement, arrangement or understanding, or upon exercise of conversion rights, warrants or options, or otherwise.

            5.     "Affiliate" and "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as in effect on June 30, 2003.

            6.     "Subsidiary" means any corporation of which a majority of any class of equity security is owned, directly or indirectly, by the corporation; provided, however, that for the purposes of the definition of Interested Stockholder set forth in Paragraph 2 of this Section C, the term "Subsidiary" shall mean only a corporation of which a majority of each class of equity security is owned, directly or indirectly, by the corporation.

            7.     "Disinterested Director" means any member of the board of directors who is unaffiliated with the Interested Stockholder and was a member of the board of directors prior to the time that the Interested Stockholder became an Interested Stockholder, and any director who is thereafter chosen to fill any vacancy on the board of directors or who is elected and who, in either event, is unaffiliated with the Interested Stockholder, and in connection with his or her initial assumption of office is recommended for appointment or election by a majority of Disinterested Directors then on the board of directors.

            8.     "Fair Market Value" means: (a) in the case of stock, the highest closing sales price of the stock during the 30-day period immediately preceding the date in question of a share of such stock of the National Association of Securities Dealers Automated Quotations ("NASDAQ") System or any system then in use, or, if such stock is admitted to trading on a principal United States securities exchange registered under the Securities Exchange Act of 1934, Fair Market Value shall be the highest sale price reported during the 30-day period preceding the date in question, or, if no such quotations are available, the Fair Market Value on the date in question of a share of such stock as determined by the board of directors in good faith, in each case with respect to any class of stock, appropriately adjusted for any dividend or distribution in shares of such stock or in combination or reclassification of outstanding shares of such stock into a smaller number of shares of such stock, and (b) in the case of property other than cash or stock, the Fair Market Value of such property on the date in question as determined by the board of directors in good faith.

            9.     Reference to "Highest Per Share Price" shall in each case with respect to any class of stock reflect an appropriate adjustment for any dividend or distribution in shares of such stock or any stock split or reclassification of outstanding shares of such stock into a greater number of shares of such stock or any combination or reclassification of outstanding shares of such stock into a smaller number of shares of such stock.

            10.   In the event of any Business Combination in which the Corporation survives, the phrase "other consideration to be received" as used in Subparagraphs (a) and (b) of Paragraph 2 of Section B of this

    Article shall include the shares of Common Stock and/or the shares of any other class of outstanding Voting Stock retained by the holders of such shares.

          D.    A majority of the Disinterested Directors of the corporation shall have the power and duty to determine for the purposes of this Article, on the basis of information known to them after reasonable inquiry, (a) whether a person is an Interested Stockholder; (b) the number of shares of Voting Stock beneficially owned by any person; (c) whether a person is an Affiliate or Associate of another; and (d) whether the assets which are the subject of any Business Combination have, or the consideration to be received for the issuance or transfer of securities by the corporation or any Subsidiary in any Business Combination has an aggregate Fair Market Value equaling or exceeding 25% of the combined assets of the corporation and its Subsidiaries. A majority of the Disinterested Directors shall have the further power to interpret all of the terms and provisions of this Article.

          E.    Nothing contained in this Article shall be construed to relieve any Interested Stockholder from any fiduciary obligation imposed by law.

          F.    Notwithstanding any other provisions of these articles of incorporation or any provision of law which might otherwise permit a lesser vote or no vote, but in addition to any affirmative vote of the holders of any particular class or series of the Voting Stock required by law or these of incorporation, the affirmative vote of the holders of at least 70% of the voting power of all of the then outstanding shares of the Voting Stock, voting together as a single class, shall be required to alter, amend or repeal this Article."

Reasons for the Proposed Amendment

        Our Board of Directors believes that this provision will protect our Board of Directors and shareholders from any undue pressure that may be placed upon either group to approve a transaction between Trinity and any of our shareholders who owns a significant percentage of our stock, even if that transaction may not be in the best interests of our shareholders. The provision will not prevent the completion of a transaction that our directors and shareholders approve by the required percentages, although it may make it more difficult for a significant shareholder to obtain the necessary approvals.

PROPOSED AMENDMENT REGARDING INDEMNIFICATION OF DIRECTORS

        Our Board of Directors has approved, and recommends to our shareholders for their approval and adoption, an amendment to the articles of incorporation that clarifies the indemnification already provided to our directors and officers. Our Board of Directors believes that this proposed amendment is in the best interests of Trinity and its shareholders.

Proposed Amendment to Articles of Incorporation

        If this amendment to the articles of incorporation is approved by our shareholders, the articles of incorporation will be amended by adding an Article Fourteenth as follows:

          "FOURTEENTH: Each person who is or was a director or officer of the corporation and each person who serves or served at the request of the corporation as a director, officer or partner of another enterprise shall be indemnified by the corporation in accordance with, and to the fullest extent authorized by, the Business Corporation Act of the State of New Mexico, as the same now exists or may be hereafter amended. No amendment to or repeal of this Article shall apply to or have any effect on the rights of any individual referred to in this Article for or with respect to acts or omissions of such individual occurring prior to such amendment or repeal."

Reasons for the Proposed Amendment

        Our bylaws currently require Trinity to indemnify all persons whom it may indemnify under the New Mexico Business Corporation Act. This amendment makes it clear that the amendment or repeal of this provision in the bylaws will not affect the indemnification rights of any individual with respect to actions or occurrences prior to that amendment or repeal.

        In recent years, investigations, claims, actions, suits or proceedings (including shareholder derivative actions) seeking to impose liability on, or involving as witnesses, directors and officers of corporations have become the subject of much public discussion. These proceedings are often extremely expensive regardless of their eventual outcome. Even in proceedings in which a director or officer is not named as a defendant, an individual may incur substantial expenses or attorneys' fees if he or she is called as a witness or becomes involved in the proceeding in any other way. As a result, an individual may conclude that potential exposure to the costs and risks of proceedings in which he or she may become involved exceeds any benefit to him or her from serving as a director or officer of Trinity. Our Board of Directors believes that this proposed amendment which further ensures the availability of indemnification rights is desirable so that Trinity can continue to attract and retain well qualified individuals to serve as our directors and officers in light of the risks of substantial expense in defending against, or becoming involved with, litigation regarding the position.

        We have not received notice of any proceedings against any officer or director to which the protections and benefits afforded by this new article may apply. Additionally, the amendment is not being proposed in response to any specific resignation, threat of resignation or refusal to serve by any current or potential director or officer.

PROPOSED AMENDMENT REGARDING
CONSIDERATION OF NON-SHAREHOLDER INTERESTS

        Our Board of Directors has approved, and recommends to our shareholders for their approval and adoption, an amendment to the articles of incorporation that permits our Board of Directors to consider non-shareholder factors when considering a change of control proposal. Our Board of Directors believes that this proposed amendment is in the best interests of Trinity and its shareholders.

Proposed Amendment to Articles of Incorporation

        If this amendment to the articles of incorporation is approved by our shareholders, the articles of incorporation will be amended by adding an Article Fifteenth to read as follows:

          "FIFTEENTH: In connection with the exercise of its judgment in determining what is in the best interests of this corporation and its stockholders when evaluating a proposal by another person or persons to make a tender or exchange offer for any equity security of this corporation or any subsidiary, to merge or consolidate with this corporation or any subsidiary or to purchase or otherwise acquire all or substantially all of the assets of this corporation or any subsidiary, the board of directors of this corporation may consider all of the following factors and any other factors which it deems relevant: (A) the adequacy of the amount to be paid in connection with any such transaction; (B) the social and economic effects of the transaction on the corporation and its subsidiaries and the other elements of the communities in which the corporation or its subsidiaries operate or are located; (C) the business and financial condition and earnings prospects of the acquiring person or persons, including, but not limited to, debt service and other existing or likely financial obligations of the acquiring person or persons, and the possible effect of such conditions upon the corporation and its subsidiaries and the other elements of the communities in which the corporation and its subsidiaries operate or are located; (D) the competence, experience, and integrity of the acquiring person or persons and its or their management; and (E) any antitrust or other legal or regulatory issues which may be raised by any such transaction."

Reasons for the Proposed Amendment

        This proposed amendment grants to our Board of Directors the express authority to consider the interest of constituencies other than our shareholders when considering transactions such as a tender or exchange offer or a proposal for the merger of Trinity or the sale of all, or substantially all, of our assets. This amendment would provide that in discharging the duties of their respective positions, directors and officers would be allowed to consider the effects of any action upon employees, customers and creditors of Trinity and communities where we do business, and other societal issues, as well as the long and short term interests of Trinity and our shareholders.

        This provision is permissive, not mandatory, and could be used to justify defensive tactics to resist hostile takeovers. It may provide some protection against shareholders who claim that only considerations of price are appropriate, and could provide a signal to potential acquirors as to what will be considered in evaluating their bid. Subject to our directors' fiduciary duties to our shareholders, this amendment may also have the effect under unusual circumstances of allowing our Board of Directors to reject an offer at a price above market price causing our shareholders to forego an immediate profit.

AUDIT COMMITTEE REPORT

        The report of the audit committee below shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent Trinity specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

        The audit committee assists the Board in carrying out its oversight responsibilities for our financial reporting process, audit process and internal controls. The audit committee also reviews the audited financial statements. As of December 31, 2002, the committee was comprised solely of independent directors.

        The audit committee has reviewed and discussed our audited financial statements for the year ended December 31, 2002 with our management and Neff & Ricci, our independent auditors. The committee has also discussed with Neff & Ricci the matters required to be discussed by SAS 61 (Codification for Statements on Auditing Standards) as well as having received and discussed the written disclosures and the letter from Neff & Ricci required by Independence Standards Board Statement No. 1 (Independence Discussions with Audit Committees). Based on the review and discussions with management and Neff & Ricci, the committee has recommended to the Board that the audited financial statements be included in our annual report for the year ended December 31, 2002.

Jeffrey F. Howell
Lewis B. Muir
Charles A. Slocumb

INDEPENDENT PUBLIC ACCOUNTANTS

        Shareholders will be asked to ratify the appointment of Neff & Ricci as our independent public accountants for the year ending December 31, 2003. A proposal will be presented at the annual meeting to ratify the appointment of Neff & Ricci. If the appointment of Neff & Ricci is not ratified, the matter of the appointment of independent public accountants will be considered by the audit committee and Board of Directors. A representative of Neff & Ricci is expected to be present at the annual meeting.

Accountant Fees

  Audit Fees

        The aggregate fees and expenses billed by Neff & Ricci in connection with the audit of our annual financial statements as of and for the year 2002 was $164,082.75.

  Financial Information Systems Design and Implementation Fees

        There were no fees incurred for these services for the year 2002.

  All Other Fees

        The aggregate fees and expenses billed by Neff & Ricci for all other services rendered to us for the year 2002 was $59,640.52.

        The audit committee, after consideration of the matter, does not believe the rendering of these services by Neff & Ricci to be incompatible with maintaining Neff & Ricci's independence as our principal accountant.

Change in Accountants

        On April 23, 2003, the Board of Directors decided to dismiss Arthur Andersen LLP ("Andersen") as our independent public accounts and engaged Neff & Ricci LLP to serve as our independent public accountants for the remainder of the fiscal year ending December 31, 2002 and thereafter.

        Andersen's reports on our consolidated financial statements for the past two years did not contain an adverse opinion, disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. Additionally, during our two most recent fiscal years, there were no disagreements with Andersen on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to Andersen's satisfaction, would have caused Andersen to make reference to the subject matter in connection with their report on our consolidated financial statements for such years; and there were no reportable events, as listed in Item 304(a)(1)(v) of Regulation S-K of the Securities and Exchange Act of 1934.

        Over the past two fiscal years, we did not consult Neff & Ricci regarding any matter that was either the subject of disagreement or a reportable event, nor did we consult Neff & Ricci regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements and no written report or oral advice was provided which was an important factor considered in reaching a decision as to any accounting, auditing or financial reporting issue.

PROPOSALS OF SHAREHOLDERS

        We intend on holding our 2004 annual meeting in April of 2004, therefore any proposal which any shareholder may intend to present at the annual meeting to be held in 2004 must be received by us on or before March 1, 2004, if such proposal is to be included in the proxy statement and form of proxy pertaining to the 2004 annual meeting.

/s/ WILLIAM C. ENLOE
William C. Enloe President and Chief Executive Officer
August 27, 2003 Los Alamos, New Mexico

ALL SHAREHOLDERS ARE URGED TO SIGN
AND MAIL THEIR PROXIES PROMPTLY

APPENDIX A

AUDIT COMMITTEE CHARTER
TRINITY CAPITAL CORPORATION

I. PURPOSE

        The Audit Committee is a committee of the Board of Directors of Trinity Capital Corporation ("Company"). The primary purpose of the Audit Committee is to assist the Board in fulfilling its responsibility for the risk management oversight of the Company and its subsidiaries, Los Alamos National Bank and Title Guaranty & Insurance Company. The Committee's role includes a particular focus on the qualitative aspects of financial reporting to the Board of Directors and to shareholders, on the Company's processes to manage business and financial risk and on compliance with significant applicable legal, ethical and regulatory requirements. The Committee is directly responsible for the appointment, compensation, oversight and dismissal, if the Committee deems appropriate, of the independent public accounting firm engaged to prepare and issue an audit report on the financial statements of the Company.

        The Audit Committee's primary responsibilities and duties are to assist the Board of Directors with the oversight of (a) the integrity of the Company's financial statements, (b) the Company's compliance with legal and regulatory requirements, (c) the independent accountants' qualifications and independence and (d) the performance of the Company's internal audit function.

II.    MEMBERSHIP

        The Audit Committee shall be comprised of three or more directors, as determined by the Board, each of whom shall be an independent director, free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. Additionally, each member shall be independent as defined by the rules of the Securities and Exchange Commission, the rules and regulations of any exchange or national market on which the Company's common stock is quoted or listed for trading and the rules of any other body with regulatory authority over the Company.

        All members of the Audit Committee shall have a working familiarity with basic finance and accounting practices or at the time of their appointment shall undertake training for that purpose. At least one member of the Committee shall, in the judgment of the Board of Directors, be an "audit committee financial expert" in accordance with the rules and regulations of the Securities and Exchange Commission and at least one member of the Committee shall have banking or related financial management expertise as set forth in the Federal Deposit Insurance Act (12 USC 1831m(g)) and applicable federal regulations.

        The members of the Audit Committee shall be nominated by the Chairman of the Board and elected by the entire Board. The Committee shall elect its Chairman with the consent of the Board.

III.  REPORTING

        The Company's independent accountants and the internal audit staff shall report directly to the Committee. The Committee is expected to maintain free and open communication with the independent accountants, the internal auditors and the Company's management. This communication shall include private executive sessions, at least annually, with each of these parties. The Committee Chairman shall report on all Committee activities to the full Board.

IV.    EDUCATION

        The Company is responsible for providing the Committee with educational resources related to accounting principles and procedures, current accounting topics pertinent to the Company and other material as may be requested by the Committee. The Company shall assist the Committee in maintaining appropriate financial and technological literacy. All Committee members shall satisfy any applicable continuing education requirements of the Securities and Exchange Commission and of any exchange or national market on which the Company's common stock is quoted or listed for trading.

V.     GENERAL RESPONSIBILITIES AND AUTHORITY

        The Committee's specific responsibilities in carrying out its oversight role are delineated in Article VII below. The Committee relies on the expertise and knowledge of management, the internal auditors and the Company's independent accountants in carrying out its oversight responsibilities. Management of the Company is responsible for ensuring that the Company's financial statements are complete, accurate and prepared in accordance with generally accepted accounting principles. The Company's independent accountants are responsible for auditing the Company's financial statements.

VI.   AUDIT COMMITTEE REPORT

        The Audit Committee shall prepare the report required by the Securities and Exchange Commission to be included in the Company's annual proxy statement, and any other report or document required to be prepared by the Committee by the Securities and Exchange Commission or by any exchange or national market on which the Company's common stock is quoted or listed for trading.

VII. SPECIFIC AUDIT COMMITTEE RESPONSIBILITIES

        To fulfill its responsibilities and duties, the Committee shall:

  A.
  Independent Accountants

  1.
  Appoint, approve the compensation of, oversee and dismiss, if the Committee deems appropriate, the Company's independent accountants.

  2.
  Review and discuss with the Company's public accountants all significant relationships the accountants have with the Company to determine the accountants' independence.

  3.
  Pre-approve all audit and non-audit services to be performed by the independent accountants.

  4.
  Monitor the services performed by the independent accountants to ensure that any services prohibited by the Securities and Exchange Commission, or by any exchange or national market on which the Company's common stock is quoted or listed for trading, are not performed during the period in which the independent accountants are performing audit services for the Company.

  B.
  Financial Reporting Process

  1.
  Approve the annual internal audit review activities and scope of review.

  2.
  Review with the internal auditor, the independent accountants and financial management the audit scope and plan for the year and the coordination of audit efforts to assure completeness of coverage, reduction of redundant efforts and the effective use of audit resources.

  3.
  Consider and review with the independent accountants and the internal auditor the adequacy of the Company's internal controls including computerized information system controls, accuracy and security.

  4.
  Consider and review with the independent accountants and the internal auditor any related significant findings and recommendations of the independent accountants and internal auditor together with management's responses.

  5.
  Review with financial management and the independent accountants at the completion of the annual audit:

  i.
  The Company's annual financial statements and related footnotes.

  ii.
  The independent accountants' audit of the financial statements and its report.

  iii.
  Any significant changes required by the independent accountants in the statements prepared by management.

  iv.
  Any significant changes required in the independent accountants' audit-plan.

  v.
  Any serious difficulties or disputes with management encountered during the course of the audit.

  vi.
  Other matters related to the conduct of the audit which are to be communicated to the Committee under generally accepted auditing standards.

  6.
  Consider and review with financial management and the internal auditor:

  i.
  Significant findings of the internal auditor and management's responses.

2

      ii.
      Any difficulties encountered in the course of the internal audit, including any restrictions on the scope of the internal auditor's work.

      iii.
      Any changes required in the planned scope of the internal auditor's audit plan.

    7.
    Review with financial management and the independent accountants at least annually the Company's accounting policies.

  C.
  Ethical and Legal Compliance

  1.
  Review policies and procedures with respect to transactions between the Company and officers and directors, or affiliates of officers and directors.

  2.
  Review and pre-approve all material related party transactions that are not prohibited by the rules of the Securities and Exchange Commission or of any exchange or national market on which the Company's common stock is quoted or listed for trading.

  3.
  Review legal and regulatory matters that may have a material impact on financial statements, compliance, security or operations of the Company.

  4.
  Meet with the independent accountants, internal auditor and financial management in individual executive sessions to discuss any matters that should be discussed privately with the Committee.

  5.
  Establish and maintain policies and procedures for employees of the Company to anonymously report accounting errors or improprieties directly to the Committee.

  6.
  Retain independent legal counsel or other advisors as the Committee deems, in its sole discretion, necessary to fulfill its duties under this Charter. The Committee shall be afforded all funding necessary to retain such independent legal counsel and advisors.

  D.
  Other General Committee Duties

  1.
  Review with financial management and the independent accountants the Company's quarterly and annual reports, and all other reports filed with the Securities and Exchange Commission prior to their filing or prior to the release of earnings. The Chair of the Committee may represent the entire Committee for purposes of this review.

  2.
  Conduct or authorize investigations into any matters within the Committee's scope of responsibilities. The Committee shall be empowered to retain independent counsel, accountants, or others to assist it in the conduct of any investigation.

  3.
  Meet as frequently as circumstances require, but at least quarterly. The Committee may ask members of management or others to attend Committee meetings and provide pertinent information as necessary.

  4.
  Provide an open avenue of communication between the internal auditor, the independent accountants, financial management and the Board of Directors. The Committee's actions will be reported to the Board of Directors with such recommendations as the Committee may deem appropriate.

  5.
  Review and update this Charter annually, or more frequently if necessary, to reflect changes in regulatory requirements, authoritative guidance and evolving oversight practices.

  6.
  Verify the Committee consists of a minimum of three members who are financially literate, including at least one member who has banking and financial sophistication and meets the definition of "audit committee financial expert" in accordance with the rules and regulations of the Securities and Exchange Commission.

  7.
  Perform such other functions as assigned by the Board of Directors or by law.

3

PROXY FOR COMMON SHARES SOLICITED ON BEHALF OF THE BOARD
OF DIRECTORS FOR THE ANNUAL MEETING OF SHAREHOLDERS OF
TRINITY CAPITAL CORPORATION TO BE HELD ON OCTOBER 1, 2003

        The undersigned hereby appoints                                       , or either one of them acting in the absence of the other, with power of substitution, attorneys and proxies, for and in the name and place of the undersigned, to vote the number of common shares that the undersigned would be entitled to vote if then personally present at the annual meeting of shareholders, to be held at 400 Trinity at Central in Los Alamos, New Mexico, on the 1st day of October, 2003, at 6:00 p.m., or any adjournments or postponements of the meeting, upon the matters set forth in the notice of annual meeting and proxy statement, receipt of which is hereby acknowledged, as follows:

        1.     ELECTION OF DIRECTORS:

FOR all nominees listed below (except as marked to the contrary below)	WITHHOLD AUTHORITY to vote for all nominees listed below
☐	☐

  (INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)

        Term Expires 2004:    George A. Cowan, William C. Enloe, Jeffrey F. Howell, Deborah U. Johnson, Jerry Kindsfather, Arthur B. Montoya, Jr., Lewis B. Muir, Stanley D. Primak, Charles A. Slocumb, Steve W. Wells, Robert P. Worcester.

        2.     AMENDMENTS TO ARTICLES OF INCORPORATION:

        2.a   AMEND THE ARTICLES OF INCORPORATION reducing the number of authorized shares of common stock, no par value per share, to 20,000,000 and authorizing 1,000,000 shares of a new class of preferred stock, no par value per share:

For	☐	Against	☐	Abstain	☐

        2.b   AMEND THE ARTICLES OF INCORPORATION creating a staggered Board and defining when a director may be removed for cause:

For	☐	Against	☐	Abstain	☐

        2.c   AMEND THE ARTICLES OF INCORPORATION requiring advance notification of shareholder action to be taken at duly called meetings:

For	☐	Against	☐	Abstain	☐

        2.d   AMEND THE ARTICLES OF INCORPORATION regarding the calling of special meetings of the shareholders:

For	☐	Against	☐	Abstain	☐

        2.e   AMEND THE ARTICLES OF INCORPORATION increasing the vote required to amend the articles of incorporation and to approve certain corporate actions:

For	☐	Against	☐	Abstain	☐

        2.f    AMEND THE ARTICLES OF INCORPORATION regarding business combinations with significant shareholders:

For	☐	Against	☐	Abstain	☐

        2.g   AMEND THE ARTICLES OF INCORPORATION regarding indemnification of directors and officers:

For	☐	Against	☐	Abstain	☐

        2.h   AMEND THE ARTICLES OF INCORPORATION regarding consideration of non-shareholder interests:

For	☐	Against	☐	Abstain	☐

        3      RATIFICATION OF THE APPOINTMENT OF Neff & Ricci LLP as the Company's independent public accountants for the year ending December 31, 2003:

For	☐	Against	☐	Abstain	☐

        4.     In accordance with their discretion, upon all other matters that may properly come before said meeting and any adjournments or postponements of the meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED UNDER PROPOSAL 1, FOR EACH AMENDMENT TO THE ARTICLES OF INCORPORATION OF PROPOSAL 2 AND FOR PROPOSAL 3.

Dated:	, 2003
Signatures(s)

NOTE:  PLEASE DATE PROXY AND SIGN IT EXACTLY AS NAME OR NAMES APPEAR ABOVE. ALL JOINT OWNERS OF SHARES SHOULD SIGN. STATE FULL TITLE WHEN SIGNING AS EXECUTOR, ADMINISTRATOR, TRUSTEE, GUARDIAN, ETC. PLEASE RETURN SIGNED PROXY IN THE ENCLOSED ENVELOPE.

QuickLinks

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
ELECTION OF DIRECTORS
NOMINEES
EXECUTIVE COMPENSATION
SUMMARY COMPENSATION TABLE
OPTION GRANTS IN LAST FISCAL YEAR
AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION/SAR VALUES
EQUITY COMPENSATION PLAN INFORMATION
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
GENERAL CONSIDERATIONS CONCERNING THE PROPOSED AMENDMENTS TO THE ARTICLES OF INCORPORATION
PROPOSED AMENDMENT REGARDING AUTHORIZED SHARES OF STOCK
PROPOSED AMENDMENT REGARDING DIRECTORS
PROPOSED AMENDMENT REGARDING ACTION BY SHAREHOLDERS
PROPOSED AMENDMENT REGARDING SPECIAL MEETINGS OF SHAREHOLDERS
PROPOSED AMENDMENT REGARDING VOTE REQUIRED FOR AMENDMENTS AND SIGNIFICANT CORPORATE ACTIONS
PROPOSED AMENDMENT REGARDING TRANSACTIONS WITH SIGNIFICANT SHAREHOLDERS
PROPOSED AMENDMENT REGARDING INDEMNIFICATION OF DIRECTORS
PROPOSED AMENDMENT REGARDING CONSIDERATION OF NON-SHAREHOLDER INTERESTS
AUDIT COMMITTEE REPORT
INDEPENDENT PUBLIC ACCOUNTANTS
PROPOSALS OF SHAREHOLDERS
  APPENDIX A
AUDIT COMMITTEE CHARTER TRINITY CAPITAL CORPORATION